Exhibit 10.3

NOTE: CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT AND REPLACED BY "[*]". A COMPLETE COPY OF THIS DOCUMENT INCLUDING THE CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NUMBER THREE TO AMENDING AGREEMENT

THIS AMENDMENT Number Three ("Amendment Number Three"), effective as of the 1st day of February, 2011 ("Amendment No Three Effective Date"), is entered into

B E T W E E N:

NPS PHARMACEUTICALS, INC.
 At 550 Hills Drive, 3rd Floor, Bedminster, N.J 07921, USA
(hereinafter referred to as "NPS")

- and -

BOEHRINGER INGELHEIM RCV GmbH & Co KG
 At Dr. Boehringer-Gasse 5 - 11, A-1121 Vienna, Austria

(Hereinafter referred to as "BI RCV")

WHEREAS, the Parties have entered into a COMMERCIAL MANUFACTURING AGREEMENT dated as of OCTOBER 18, 2002 (hereinafter, the "AGREEMENT") for the manufacture of NPS' proprietary product ALX- 11 (also known as PREOS®), for which the active ingredient is recombinant human parathyroid hormone eighty-four (84) amino acids ("rhPTH"); and

WHEREAS, BI RCV and NPS (the "Parties") entered into an Amending Agreement dated March 15, 2004 (hereinafter, the "AMENDING AGREEMENT"), which in addition covers the manufacture of NPS' proprietary product ALX-0600 (also known as ALX-0600® and GATTEX®) ("ALX-0600"); and

WHEREAS, the Parties entered into an Amendment Number One to the AMENDING AGREEMENT dated December 22, 2005 (hereinafter, the "Amendment Number One"); and

WHEREAS, the Parties entered into an Amendment Number Two to the AMENDING AGREEMENT dated August 28, 2007 (hereinafter, the "Amendment Number Two"); and

WHEREAS, the Parties entered into a Letter Agreement dated January 19, 2009 (hereinafter, the "Letter Agreement"); and

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WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the AGREEMENT, the AMENDING AGREEMENT, Amendment Number One, Amendment Number Two and the Letter Agreement; and

WHEREAS, as a result of discussions between the Parties, the Parties now set forth their intent to amend the AGREEMENT, the AMENDING AGREEMENT, Amendment Number One and Amendment Number Two and the Letter Agreement as follows:

I. Amendment

1. Rolling Forecast

Section 6.5.2 of the Amending Agreement is deleted in its entirety and replaced with the following:

"6.5.2 Interim Rolling Forecast mechanism:

As of the Amendment No Three Effective Date and for [*], the following Rolling Forecast mechanisms shall apply to the manufacture of ALX-0600 and/or rhPTH respectively.

Quarter	Commitment	Allowed Change*
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*NPS shall have the right to make [*] such allowed change to a quantity forecasted for each quarter.

[*], the following Rolling Forecast mechanisms shall apply to the manufacture of ALX-0600 and/or rhPTH from that date and for [*].

Quarter	Commitment	Allowed Change*
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*NPS shall have the right to make [*] such allowed change to a quantity forecasted for each quarter.

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6.3.3 Commercial Rolling Forecast

Subsequent to the Interim Rolling Forecast mechanism, the commercial forecasting mechanism as set forth in the table below shall apply to the supply of ALX-0600 and/or rhPTH ("Commercial Rolling Forecast"); provided, that the Commercial Rolling Forecast shall not apply to any quarter that has already been included in an Interim Rolling Forecast.

Quarter	Commitment	Allowed Change*
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*NPS shall have the right to make [*] such allowed change to a quantity forecasted for each quarter."

2. Additional Supply of ALX-0600 [*]

In addition to the forecasted amounts of ALX-0600 under the current Rolling Forecast, until [*], NPS has the option to confirm its preliminary order of [*] ALX-0600 [*]. As of the Amendment No Three Effective Date, BI RCV has pre-reserved the required capacity for the manufacture of [*] ALX-0600 [*]. NPS may cancel or reduce such pre-reserved capacity up to [*] and shall have no financial commitments towards BI RCV with regard to any non- utilized capacity in the event of cancellation of the order or volume reduction.

Any such additional amounts of ALX-0600 ordered by NPS in accordance with the previous paragraph will become part of NPS' [*] binding commitment for the [*] delivery.

The Parties acknowledge and agree that in order to ensure that ordered ALX-0600 is available for delivery and use in [*], NPS in conjunction with BI RCV will initiate batch testing and qualified person release activities in [*].

Payment of Batches of ALX-0600 ordered for delivery in [*] shall be due [*] in accordance with the Agreement and Amending Agreement.

3. [*]

4. Prices for NPS for rhPTH and ALX-0600

Under the Letter Agreement the Parties agreed upon sliding scale prices for rhPTH and ALX-0600. As of the Amendment No Three Effective Date the applicable prices for rhPTH and ALX-0600 shall be as follows:

4.1 [*] Prices

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For every calendar year in which the conditions of [*] are fulfilled for ALX-0600 the following prices shall apply:

Prices for rhPTH Drug Substance
Up to # Batches	Up to [g]	Offered 2011 Price per gram [EUR]1
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Prices for ALX-0600 Drug Substance
Up to # Batches	Up to [g]	Offered 2011 Price per gram [EUR]1
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

1 price basis 2011, subject to annual inflation adjustment in accordance with Attachment E to the Agreement.

Gross price includes [*].

4.2 Fall Back Prices:

In every calendar year where the conditions of [*] are not met the prices as set forth in the Letter Agreement, Attachment 1 and Attachment 2 shall apply.

II. General

All other terms and conditions of the AGREEMENT, the AMENDING AGREEMENT, the Letter Agreement, Amendment Number One and Amendment Number Two shall remain in full force and effect. In the event of any conflict and/or inconsistency between the terms and conditions of this Amendment Number Three and the terms and conditions of the AGREEMENT, the AMENDING AGREEMENT, Amendment Number One, Amendment

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Number Two or the Letter Agreement, this Amendment Number Three shall govern and take precedence.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date first written above.

Date: March 8, 2011	Date: February 28, 2011
NPS PHARMACEUTICALS, INC.	BOEHRINGER INGELHEIM RCV GMBH & CO KG ppa.
By: /s/ Joseph Rogus Name: Joseph Rogus Title: VP, Technical Operations

/s/ Dr. Lothar Halmer
Dr. Lothar Halmer
VP Operations & Site Head
Biopharmaceuticals Microbial

i.V.

/s/ Dr. Monika Henninger-Erber
Dr. Monika Henninger-Erber
VP Business Development & Key Account
Mgmt Europe
Biopharmaceuticals

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